FIRST INVESTORS GOVERNMENT FUND, INC.
95 WALL STREET
NEW YORK, NY 10005


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FIRST
INVESTORS
GOVERNMENT
FUND, INC.

SEMI-
ANNUAL
REPORT

JUNE 30, 1998



Chief Investment Officer's Market Overview Letter
FIRST INVESTORS GOVERNMENT FUND, INC.

Dear Investor:

We are pleased to present the semi-annual report for First Investors Government Fund, Inc. for the six months ended June 30, 1998. Although both the bond and stock markets suffered setbacks at times during the first six months of the year, the combination of moderate growth, low inflation, and respectable corporate earnings reports helped provide a positive environment for investors in most types of funds.

The U.S. economy remained strong for the first half of 1998, with sustained, moderate growth and low levels of inflation and unemployment. Inflation remained low, as the Consumer Price Index rose just 1.7% for the twelve months ended June 30. The unemployment rate continued to be low, at 4.5% as of June 30, 1998. Consumer confidence remained high, encouraged by the robust domestic economy and rising income levels.

In general, our long-term outlook for the financial markets continues to be positive. The economy appears to be growing moderately, inflation remains subdued and the Federal Reserve appears unlikely to tolerate unsustainably fast economic growth. In regard to the stock market, we are encouraged by the underlying fundamentals of the U.S. economy. However, we are cautioned by a number of situations, including the struggles in Asia. We are concerned about the effect this region's difficulties may have on U.S. growth and corporate earnings. We are also concerned about the relative lack of pricing power and the prospects that the lofty level of gains posted year-to-date can continue into the second half of 1998.

With regard to the bond market, interest rates continue to remain in a tight range; we believe the Federal Reserve is likely to maintain current interest rates. Continued weak Asian markets, low inflation in the U.S. and the Federal budget surplus should support an environment of low interest rates and high bond prices. However, the continued strength of the U.S. economy could result in higher interest rates and inflation, notwithstanding Asia. In this event, bond fund values would decline.

Thank you for your continued confidence in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Clark D. Wagner

Clark D. Wagner
Chief Investment Officer
First Investors Management Company, Inc.

July 31, 1998




Portfolio of Investments
FIRST INVESTORS GOVERNMENT FUND, INC.
June 30, 1998

-------------------------------------------------------------------------------------------------------------
      Principal
         Amount   Security                                                                              Value
-------------------------------------------------------------------------------------------------------------
                  MORTGAGE-BACKED CERTIFICATES--89.4%
                  Government National Mortgage Association I Program--39.9%
        $21,063M  6 1/2%, 4/15/2028-5/15/2028                                                    $ 21,036,149
         42,845M  7 1/2%, 11/15/2022-5/15/2028                                                     44,086,352
-------------------------------------------------------------------------------------------------------------
                                                                                                   65,122,501
-------------------------------------------------------------------------------------------------------------
                  Government National Mortgage Association II Program--49.5%
         46,557M  7%, 6/20/2023-11/20/2027                                                         47,228,493
         21,463M  7 1/2%, 12/20/2022-10/20/2023                                                    22,069,532
         10,631M  9%, 4/20/2016-7/20/2021                                                          11,460,229
-------------------------------------------------------------------------------------------------------------
                                                                                                   80,758,254
-------------------------------------------------------------------------------------------------------------
                  Total Value of Mortgage-Backed Certificates (cost $143,461,995)                 145,880,755
-------------------------------------------------------------------------------------------------------------
                  UNITED STATES TREASURY BONDS--6.4%
          9,500M  6 3/8%, 8/15/2027 (cost $10,143,477)                                             10,438,125
-------------------------------------------------------------------------------------------------------------
                  SHORT-TERM CORPORATE NOTES--3.9%
          6,300M  Merrill Lynch & Co., Inc., 5.82%, 7/6/1998 (cost $6,294,908)                      6,294,908
-------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $159,900,380)      99.7%                                         162,613,788
Other Assets, Less Liabilities                        .3                                              469,128
-------------------------------------------------------------------------------------------------------------
Net Assets                                         100.0%                                        $163,082,916
=============================================================================================================

See notes to financial statements




Statement of Assets and Liabilities
FIRST INVESTORS GOVERNMENT FUND, INC.
June 30, 1998
--------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (identified cost $159,900,380) (Note 1A)                      $162,613,788
Cash                                                                                                   533,767
Receivables:
Interest                                                                                             1,094,858
Capital shares sold                                                                                    168,214
Other assets                                                                                            27,482
                                                                                                --------------
Total Assets                                                                                       164,438,109

Liabilities
Payables:
Capital shares redeemed                                                        $    525,950
Dividend payable                                                                    700,952
Accrued advisory fee                                                                 89,127
Accrued expenses                                                                     39,164
                                                                             --------------
Total Liabilities                                                                                    1,355,193
                                                                                                --------------
Net Assets (Note 4):
Class A (14,200,270 shares outstanding)                                         160,853,742
Class B (197,010 shares outstanding)                                              2,229,174       $163,082,916
                                                                             --------------     ==============
Net Assets Consist of:
Capital paid in                                                                                   $180,234,048
Undistributed net investment income                                                                    332,208
Accumulated net realized loss on investment transactions                                           (20,196,748)
Net unrealized appreciation in value of investments                                                  2,713,408
                                                                                                --------------
Total                                                                                             $163,082,916
                                                                                                ==============

Net asset value and redemption price per share-Class A                                                  $11.33
                                                                                                        ======
Maximum offering price per share-Class A ($11.33/.9375)*                                                $12.09
                                                                                                        ======
Net asset value and offering price per share-Class B (Note 4)                                           $11.32
                                                                                                        ======
* On purchases of $25,000 or more, the sales charge is reduced.

See notes to financial statements





Statement of Operations
FIRST INVESTORS GOVERNMENT FUND, INC.
Six Months Ended June 30, 1998
-----------------------------------------------------------------------------------------------------------
Investment Income
Interest income                                                                                  $5,952,251

Expenses (Notes 1 and 3):
Advisory fee                                                                     $ 841,349
Distribution plan expenses-Class A                                                 249,151
Distribution plan expenses-Class B                                                  10,845
Shareholder servicing costs                                                        211,062
Custodian fees                                                                      17,530
Professional fees                                                                   16,791
Reports and notices to shareholders                                                  9,811
Other expenses                                                                      21,215
                                                                               ------------
Total expenses                                                                   1,377,754
Less: Portion of advisory fee waived                                              (294,472)
Custodian fees paid indirectly                                                     (10,697)
                                                                               ------------
Net expenses                                                                                      1,072,585
                                                                                               ------------
Net investment income                                                                             4,879,666

Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized gain on investments                                                    885,846
Net unrealized depreciation of investments                                         (593,474)
                                                                               ------------
Net gain on investments                                                                             292,372
                                                                                               ------------
Net Increase in Net Assets Resulting from Operations                                             $5,172,038
                                                                                               ============

See notes to financial statements





Statement of Changes in Net Assets
FIRST INVESTORS GOVERNMENT FUND, INC.
-----------------------------------------------------------------------------------------------------------
                                                                        Six Months Ended         Year Ended
                                                                           June 30, 1998  December 31, 1997
-----------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                                       $  4,879,666       $ 10,923,827
Net realized gain on investments                                                 885,846            639,617
Net unrealized appreciation (depreciation) of investments                       (593,474)         2,599,700
                                                                            ------------       ------------
Net increase in net assets resulting from operations                           5,172,038         14,163,144
                                                                            ------------       ------------
Dividends to Shareholders
Net investment income-Class A                                                 (4,514,229)       (10,429,404)
Net investment income-Class B                                                    (50,982)           (87,929)
                                                                            ------------       ------------
Total dividends                                                               (4,565,211)       (10,517,333)
                                                                            ------------       ------------
Capital Share Transactions (a)
Class A:
Proceeds from shares sold                                                      3,799,596          5,908,414
Reinvestment of dividends                                                      3,127,809          8,585,051
Cost of shares redeemed                                                      (16,727,585)       (34,742,760)
                                                                            ------------       ------------
                                                                              (9,800,180)       (20,249,295)
                                                                            ------------       ------------
Class B:
Proceeds from shares sold                                                        405,072            771,873
Reinvestment of dividends                                                         36,993             77,395
Cost of shares redeemed                                                         (211,332)          (293,938)
                                                                            ------------       ------------
                                                                                 230,733            555,330
                                                                            ------------       ------------
Net decrease from capital share transactions                                  (9,569,447)       (19,693,965)
                                                                            ------------       ------------
Net decrease in net assets                                                    (8,962,620)       (16,048,154)

Net Assets
Beginning of period                                                          172,045,536        188,093,690
                                                                            ------------       ------------
End of period (including undistributed net investment income of
$332,208 and $17,753, respectively)                                         $163,082,916       $172,045,536
                                                                            ============       ============
(a)Capital Shares Issued and Redeemed
Class A:
Sold                                                                             336,249            532,781
Issued for dividends reinvested                                                  276,763            772,790
Redeemed                                                                      (1,479,565)        (3,132,875)
                                                                            ------------       ------------
Net decrease in Class A shares outstanding                                      (866,553)        (1,827,304)
                                                                            ============       ============
Class B:
Sold                                                                              35,806             69,580
Issued for dividends reinvested                                                    3,278              6,967
Redeemed                                                                         (18,749)           (26,527)
                                                                            ------------       ------------
Net decrease in Class A shares outstanding                                        20,335             50,020
                                                                            ============       ============

See notes to financial statements




Notes to Financial Statements
FIRST INVESTORS GOVERNMENT FUND, INC.

1. Significant Accounting Policies -- The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund's objective is to achieve a significant level of current income which is consistent with security and liquidity of principal.

A. Security Valuation -- U.S. Government obligations are traded primarily in the over-the-counter markets. Such securities are valued at the mean between the last bid and asked prices as furnished by a pricing service.
The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities and other available information in determining value. Short-term securities are valued on the amortized cost method which approximates market value. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors.

B. Federal Income Taxes -- No provision has been made for federal income taxes on net income or capital gains since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, federal income taxes. At June 30, 1998, the Fund had capital loss carryovers of $21,082,594 of which $20,878,086 expires in 2002 and $204,508 in 2004.

C. Distributions to Shareholders -- Dividends to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, capital loss carryforwards and post-October losses.

D. Security Transactions and Investment Income -- Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Interest income and estimated expenses are accrued daily. For the six months ended June 30, 1998, the Fund's Custodian has provided credits in the amount of $10,697 against custodian charges based on the uninvested cash balances of the Fund.

E. Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2. Securities Transactions -- For the six months ended June 30, 1998, purchases and sales (including pay-downs) of securities other than short-term U.S. Government obligations and corporate notes, aggregated
$65,070,835 and $79,881,152, respectively.

At June 30, 1998, the cost of investments for federal income tax purposes was $159,900,380. Accumulated net unrealized appreciation on investments was $2,713,408, consisting of unrealized appreciation of $2,716,285 and $2,877 of unrealized depreciation.

3. Advisory Fee and Other Transactions With Affiliates -- Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Fund's Individual Retirement Accounts. Directors of the Fund who are not "interested persons" of the Fund as defined in the 1940 Act are remunerated by the Fund. For the six months ended June 30, 1998, total directors fees accrued by the Fund amounted to $4,500.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of 1% on the first $200 million of the Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. For the six months ended June 30, 1998, FIMCO has voluntarily waived 35% of the fee on the first $200 million of the Fund's average daily net assets. This reduction amounted to $294,472.

For the six months ended June 30, 1998, FIC, as underwriter, received $74,824 in commissions after allowing $6,692 to other dealers. Shareholder servicing costs included $116,588 in transfer agent fees paid to ADM, and $42,672 in IRA custodian fees paid to FFS.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, the Fund is authorized to pay FIC a fee equal to .30% of the average daily net assets of the Class A shares and 1% of the average daily net assets of the Class B shares on an annualized basis each year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of the Fund.

4. Capital -- The Fund sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Of the 1,000,000,000 shares originally authorized, the Fund has designated 500,000,000 shares as Class A and 500,000,000 shares as Class B.




Financial Highlights
FIRST INVESTORS GOVERNMENT FUND, INC.

The following table sets forth the per share operating performance for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

-----------------------------------------------------------------------------------------------------------------------------
                                                         CLASS A                                         CLASS B
                                     ---------------------------------------------------    ---------------------------------
                                      1/1/98           Year Ended December 31                1/1/98   Year Ended December 31
                                          to   -----------------------------------------         to  ------------------------
                                     6/30/98   1997     1996     1995     1994     1993     6/30/98  1997     1996     1995*
-----------------------------------------------------------------------------------------------------------------------------
Per Share Data
--------------
Net Asset Value,
Beginning of Period                   $11.29   $11.05   $11.31   $10.50   $11.55   $11.83   $11.27   $11.04   $11.31   $10.52
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Income from Investment Operations
Net investment income                    .33      .69      .68      .71      .69      .72      .29      .61      .60      .63
Net realized and unrealized
gain (loss) on investments               .02      .21     (.30)     .82    (1.06)    (.26)     .03      .21     (.31)     .80
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

Total from Investment Operations         .35      .90      .38     1.53     (.37)     .46      .32      .82      .29     1.43
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

Less dividends from
net investment income                    .31      .66      .64      .72      .68      .74      .27      .59      .56      .64
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

Net Asset Value, End of Period        $11.33   $11.29   $11.05   $11.31   $10.50   $11.55   $11.32   $11.27   $11.04   $11.31
                                      ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

Total Return (%)+                       3.12     8.40     3.51    14.98    (3.22)    3.99     2.84     7.60     2.73    13.94
------------

Ratios/Supplemental Data
------------------------
Net Assets, End of Period
(in millions)                           $161     $170     $187     $217     $219     $288       $2       $2       $1       $1

Ratio to Average Net Assets: (%)++
Expenses                                1.28(a)  1.34     1.39     1.38     1.40     1.32     1.98(a)  2.04     2.09     2.13(a)
Net investment income                   5.81(a)  6.16     6.15     6.50     6.31     6.14     5.11(a)  5.46     5.44     5.75(a)

Ratio to Average Net Assets Before
Expenses Waived (Note 3): (%)
Expenses                                1.63(a)  1.64     1.63     1.61     1.60     1.48     2.33(a)  2.34     2.34     2.37(a)
Net investment income                   5.46(a)  5.86     5.90     6.27     6.11     5.98     4.76(a)  5.16     5.20     5.51(a)

Portfolio Turnover Rate (%)               41      134      121      163      260      584       41      134      121      163

  * For the period 1/12/95 (date shares first offered) to 12/31/95
  + Calculated without sales charge
 ++ Net after fees waived (Note 3)
(a) Annualized

See notes to financial statements




Independent Auditors' Report

To the Shareholders and Board of Directors of First Investors Government Fund, Inc.

We have audited the accompanying statement of assets and liabilities of First Investors Government Fund, Inc., including the portfolio of investments, as of June 30, 1998, and the related statement of operations for the six months then ended, the statement of changes in net assets for the six months ended June 30, 1998 and the year ended December 31, 1997 and financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Government Fund, Inc. at June 30, 1998, and the results of its operations, changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                        Tait, Weller & Baker

Philadelphia, Pennsylvania
July 31, 1998



FIRST INVESTORS GOVERNMENT FUND, INC.

Directors
-------------------------------------

James J. Coy (Emeritus)

Roger L. Grayson

Glenn O. Head

Kathryn S. Head

Rex R. Reed

Herbert Rubinstein

Nancy S. Schaenen

James M. Srygley

John T. Sullivan

Robert F. Wentworth


Officers
-------------------------------------
Glenn O. Head
President

Clark D. Wagner
Vice President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Carol Lerner Brown
Assistant Secretary

Gregory R. Kingston
Assistant Treasurer

Mark S. Spencer
Assistant Treasurer


Shareholder Information
-------------------------------------
Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005

Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.